STOCK PURCHASE AND SALE AGREEMENT

         THIS STOCK PURCHASE AND SALE AGREEMENT (herein, "Agreement") is executed to be effective as of this 31st day of December, 2002 by and between BANKERS SECURITY INSURANCE COMPANY, a Florida company (herein, "Seller") and BANKERS INSURANCE GROUP, INC., a Florida corporation (herein, "Buyer").

                               R E C I T A L S :

         WHEREAS, Seller is the owner and holder of in excess of four-million (4,000,000) shares of the common capital stock, $.01 par value of Insurance Management Solutions Group, Inc. (herein, "IMSG"); and

         WHEREAS, Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller four-million (4,000,000) shares of the common capital stock, $.01 par value of IMSG (herein, "IMSG-Stock").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do covenant and agree as follows:

SECTION 1. INTRODUCTIONS AND DEFINITIONS.

       a) Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals are by this reference made a part of this Agreement.

       b) Exhibits. All exhibits attached hereto are incorporated herein by reference and made a part of this Agreement as if fully rewritten or reproduced herein.

SECTION 2. SALE OF STOCK. Seller hereby agrees to sell to Buyer and Buyer agrees to purchase from Seller a total of four-million (4,000,000) shares of the common capital stock, $.01 par value of IMSG, a Florida corporation, the certificate as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof.

SECTION 3. PURCHASE PRICE. As total consideration for the purchase of the IMSG-Stock, Buyer shall pay to Seller the purchase price of two and 85/100 ($2.85) dollars per share, for a total aggregate purchase price of eleven-million-four-hundred-thousand and no/100 ($11,400,000.00) U.S. dollars payable in the time and amounts as set forth in Section 4 herein.

SECTION 4. TERMS OF PAYMENT.

       a) Payment. As soon as reasonably practicable, Buyer shall deliver to Seller the sum of eleven-million-four-hundred-thousand and no/100 ($11,400,000.00) U.S. dollars.

       b) Shares and Certificates. On or before January 14, 2003, Seller shall prepare and provide to Buyer a certificate containing four-million and no/100 (4,000,000) shares of the IMSG-Stock to Buyer.

       c) Delivery. Upon the date and payment of the consideration as set forth in Section 4(a) herein and the number of shares as set forth in Section 4(b) herein, the delivery of the IMSG-Stock shall take place simultaneously upon the payment hereof.

       d) Method of Payment. All payments under this Section 4 shall be made:

               (i) in the form of a certified or bank cashier's check payable to the order of the recipient, or

               (ii) at the recipient's option, by wire transfer of immediately available funds, provided proper wiring instructions have been provided by the recipient to Buyer not less than forty-eight (48) hours prior to the time for payment specified herein .

SECTION 5. REPRESENTATIONS AND WARRANTIES. Seller does hereby warrant and represent to Buyer as follows:

SECTION 6.

       a)      Ownership.

               (i) Seller is the legal owner and holder of IMSG-Stock of IMSG;

               (ii) all documentary stamp taxes due with respect to the
                  issuance and transfer of the IMSG-Stock have been paid; and

               (iii) as of the date hereof, all of the IMSG-Stock is free and clear of all claims, liens, charges, and encumbrances of any kind or nature whatsoever.

       b) Seller. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

       c)      Authority. Seller has full corporate power and authority to:

               (i) sell the IMSG-Stock pursuant to this Agreement, and

               (ii) perform the obligations it is required to perform to
                  consummate same.

       d) Corporate. The execution and delivery of the IMSG-Stock and the performance by Seller of its obligations under this Agreement, do not:

               (i) violate any provisions of the Articles of Incorporation or
                  By-laws of Seller;

               (ii) breach or result in a default under the terms of any
                  existing credit agreement or other material agreement to which Seller is a party or by which Seller or any of the assets of Seller are bound;

               (iii) directly result in the creation of any lien, charge, or encumbrance upon the assets of Seller under the provisions of any agreement or other instrument to which Seller is a party or by which it is bound; or

               (iv) violate any judgment, order injunction, decree or award against, or binding upon, Seller or upon the assets of Seller.

       e) Survival. All of the representations and warranties set forth in this Section 5 captioned, "Representations and Warranties" shall survive until all Obligations under this Agreement are satisfied in full.

SECTION 7. MISCELLANEOUS.

       a) Enforcement Costs. If either party should bring a Court action alleging breach of this Agreement or seeking to enforce, rescind, renounce, declare void, or terminate this Agreement or any provisions thereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorney's fees were incurred.

       b) Modification. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

       c) Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and said counterparts shall together constitute and be one and the same instrument.

       d) Construction. Words of a gender used in this Agreement shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires.

       e) Merger. This Agreement contains all of the oral and/or previously written agreements, representations, and arrangements between the parties hereto, and all right which the respective parties may have had under any written agreements and/or oral agreements are hereby canceled and terminated, and all parties agree that there are no representations or warranties other than those set forth herein.

       f) Invalidity. Should any part of this Agreement for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if the Agreement had been executed with the valid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above set forth.

                                   "Seller"

WITNESSES                          Bankers Security Insurance Company

/s/ Nancy C. Haire                 /s/ Edwin C. Hussemann
-----------------------            -----------------------
                                    By:  Edwin C. Hussemann

/s/ Robert G. Southey               Its: Treasurer
-----------------------


                                   "Buyer"

WITNESSES                          Bankers Insurance Group, Inc.


/s/ Nancy C. Haire                 /s/ Edwin C. Hussemann
-----------------------            -----------------------
                                    By:  Edwin C. Hussemann

/s/ Robert G. Southey               Its: Treasurer
-----------------------


Exhibit "A"  - IMSG-Stock Certificate